Long-Term Debt and Capital Lease Obligations	12 Months Ended
Sep. 30, 2012
Debt Disclosure [Abstract]
Long-Term Debt and Capital Lease Obligations
LONG-TERM DEBT AND CAPITAL LEASE OBLIGATIONS
The table below presents our long-term debt instruments and balances under capital lease obligations outstanding at September 30, 2012 and 2011:

	September 30,
	2012		2011
	Carrying Amount	Debt Premium	Carrying Amount
	(in thousands)
Recourse to EZCORP:
Domestic line of credit up to $175,000 due 2015	$130,000	$—	$17,500
Capital lease obligations	1,589	—	—
Nonrecourse to EZCORP:
Secured foreign currency line of credit up to $3,900 due 2014	2,629	199	—
Secured foreign currency line of credit up to $19,500 due 2015	16,073	—	—
Secured foreign currency line of credit up to $23,300 due 2017	11,263	—	—
Securitization borrowing facility up to $116,700 due 2017	32,679	—	—
10% unsecured notes due 2013	1,766	—	—
15% unsecured notes due 2013	14,262	1,334	—
16% unsecured notes due 2013	5,248	108	—
10% unsecured notes due 2014	963	—	—
10% unsecured notes due 2015	427	—	—
15% secured notes due 2015	4,488	597	—
10% unsecured notes due 2016	123	—	—
Total long-term obligations	$221,510	$2,238	$17,500
Less current portion	21,679	—	—
Total long-term and capital lease obligations	$199,831	$2,238	$17,500

On May 10, 2011, we entered into a new senior secured credit agreement with a syndicate of five banks, replacing our previous credit agreement. Among other things, the new credit agreement provides for a four year $175 million revolving credit facility that we may, under the terms of the agreement, request to be increased to a total of $225 million. Upon entering the new credit agreement, we repaid and retired our $17.5 million outstanding debt. The new credit facility increases our available credit and provides greater flexibility to make investments and acquisitions both domestically and internationally.
Pursuant to the credit agreement, we may choose to pay interest to the lenders for outstanding borrowings at LIBOR plus 200 to 275 basis points or the bank's base rate plus 100 to 175 basis points, depending on our leverage ratio computed at the end of each calendar quarter. On the unused amount of the credit facility, we pay a commitment fee of 37.5 to 50 basis points depending on our leverage ratio calculated at the end of each quarter. Terms of the credit agreement require, among other things, that we meet certain financial covenants. At September 30, 2012, we were in compliance with all covenants. We expect the recorded value of our debt to approximate its fair value, as it is all variable rate debt and carries no pre-payment penalty, and would be considered a Level 3 estimate within the fair value hierarchy.
Deferred financing costs related to our credit agreement are included in intangible assets, net on the balance sheet and are being amortized to interest expense over the term of the agreement.
On January 30, 2012, we acquired a 60% ownership interest in Crediamigo, a specialty consumer finance company headquartered in Mexico City. Non-recourse debt amounts in the table above represent Crediamigo's third party debt. All lines of credit are guaranteed by the Crediamigo loan portfolio. Interest on lines of credit due 2014 and 2015 is charged at the Mexican Interbank Equilibrium ("TIIE") plus a margin varying from 3% to 9%. The line of credit due 2014 requires monthly payments of $0.1 million with remaining principal due at maturity. The line of credit due 2015 requires monthly payments of $0.8 million. Beginning September 30, 2012, the 15% secured notes require monthly payments of $0.1 million with remaining principal due at maturity. The debt premium on Crediamigo's debt was recorded at acquisition and is being amortized as a reduction of interest expense over the life of the debt. We expect the recorded value of our debt to approximate its fair value and would be considered Level 3 estimates within the fair value hierarchy.
On June 29, 2012 Crediamigo renegotiated their revolving line of credit originally due 2016. The interest rate was decreased from 20% to 14.5% and the term was extended 6 months, now being due at the end of April 2017. The maximum borrowing capacity was also raised from $14.6 million to $22.0 million. Due to the substantial improvement in the renegotiated terms, the remaining unamortized premium of $2.8 million, valued at acquisition, was accelerated and recognized as a reduction to interest expense in our third fiscal quarter.
In September 2012, Crediamigo renegotiated their revolving line of credit due 2015. Effective October 1, 2012 the interest rate was decreased from 18% to TIIE plus a 6% margin, total of 11% at September 30, 2012. Due to the substantial improvement in the renegotiated terms, the remaining unamortized premium of $4.4 million, valued at acquisition, was accelerated and recognized as a reduction to interest expense in our fourth fiscal quarter.
On July 10, 2012, Crediamigo entered into a securitization transaction to transfer the collection rights of certain eligible consumer loans to a bankruptcy remote trust in exchange for cash on a nonrecourse basis. The trust received financing as a result of the issuance of debt securities and delivered the proceeds of the financing to Crediamigo.The securitization agreement calls for a two-year revolving period in which the trust will use principal collections of the consumer loan portfolio to acquire additional collection rights up to $116.7 million in eligible loans from Crediamigo. Upon the termination of the revolving period, the collection received by the trust will be used to repay the debt. Crediamigo will continue to service the underlying loans in the trust.
Crediamigo is the primary beneficiary of the securitization trust because Crediamigo has the power to direct the most significant activities of the trust through its role as servicer of all the receivables held by the trust and through its obligation to absorb losses or receive benefits that could potentially be significant to the trust. Consequently, we consolidate the trust.
As of September 30, 2012, borrowings under the securitization borrowing facility amounted to $32.7 million. Interest is charged at TIIE plus a 2.5% margin, or a total of 7.3% as of September 30, 2012, and required monthly payments of $0.9 million begin on July 2014. The debt issued by the trust will be paid solely from the collections of the consumer loans transferred to the trust, and therefore there is no recourse to Crediamigo or EZCORP, Inc.